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         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 19, 1996
                                                       REGISTRATION NO. 33-_____

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                              --------------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                              --------------------------

                              CORVAS INTERNATIONAL, INC.
                (Exact name of Registrant as specified in its charter)
                              --------------------------


              Delaware                                     33-0238812
    (State or other jurisdiction                        (I.R.S. Employer
    of incorporation or organization)                 Identification Number)



    3030 Science Park Road, San Diego, CA                    92121
    (Address of principal executive offices)               (Zip code)


                         1991 INCENTIVE AND COMPENSATION PLAN
                              --------------------------
                              --------------------------

                                   John E. Crawford
                             Executive Vice President and
                               Chief Financial Officer
                              CORVAS INTERNATIONAL, INC.
                                3030 Science Park Road
                                 San Diego, CA  92121
                       (Name and address of agent for service)

                                    (619) 455-9800
            (Telephone number, including area code, of agent for service)

                              --------------------------

                                     Copies to:
                          M. Wainwright Fishburn, Jr., Esq.
                                COOLEY GODWARD CASTRO
                                  HUDDLESON & TATUM
                           4365 Executive Drive, Suite 1100
                                 San Diego, CA 92121
                                    (619) 550-6000
                              --------------------------

                           CALCULATION OF REGISTRATION FEE
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                                                                    PROPOSED           PROPOSED
                                                                     MAXIMUM           MAXIMUM
       TITLE OF SECURITIES                   AMOUNT TO            OFFERING PRICE       AGGREGATE              AMOUNT OF
       TO BE REGISTERED                    BE REGISTERED           PER SHARE (1)    OFFERING PRICE (2)     REGISTRATION FEE
- ----------------------------------------------------------------------------------------------------------------------------
  Common Stock, $0.001 par value. . . . .1,190,962 Shares             $3.75          $4,446,108.00            $1540.00
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(1)  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1).
     The price per share and the aggregate offering price are calculated on the basis of the average of the high and low sales prices of Registrant's Common Stock on August 15, 1996 as reported on the Nasdaq National Market System.
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                      INCORPORATION BY REFERENCE OF CONTENTS OF
                         REGISTRATION STATEMENTS ON FORM S-8


    The contents of Registration Statement on Form S-8 (No. 33-45607), as amended, filed with the Securities and Exchange Commission on February 10, 1992 are incorporated by reference herein.


ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER
- ------

4.1       Amended and Restated Certificate of Incorporation of Registrant. (2)

4.2       Bylaws of Registrant. (2)

4.3       Specimen stock certificate. (1)

5.1       Opinion of Cooley Godward Castro Huddleson & Tatum.

10.10     1991 Incentive and Compensation Plan, as amended. (3)

23.1      Consent of KPMG Peat Marwick LLP.

23.2      Consent of Cooley Godward Castro Huddleson & Tatum is contained in
          Exhibit 5.1 to this Registration Statement.

24        Power of Attorney is contained on the signature pages.

99.1      1991 Incentive and Compensation Plan, as amended. (1)

- --------------------

(1) Filed as an exhibit to Registration Statement on Form S-1 (No. 33-44555), as amended, filed December 13, 1991, and incorporated herein by reference.

(2) Filed as an exhibit to Annual Report on Form 10-K, filed February 23, 1994, and incorporated herein by reference.

(3) Filed as an exhibit to Quarterly Report on Form 10-Q, filed August 12, 1996, and incorporated herein by reference.

                                          2.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 16, 1996.

                             CORVAS INTERNATIONAL, INC.

                             By:  /s/ RANDALL E. WOODS
                                  ---------------------------------
                                  Randall E. Woods
                                  President and Chief Executive Officer


                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Randall E. Woods and John E. Crawford and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                          3.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
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

Signature                                   Title                                        Date
- ---------                                   -----                                        ----

/s/ RANDALL E. WOODS                   President and Chief                          August 16, 1996
- ------------------------------------   Executive Officer (PRINCIPAL
    Randall E. Woods                   EXECUTIVE OFFICER)


/s/ JOHN E. CRAWFORD                   Executive Vice President,                    August 16, 1996
- ------------------------------------   Chief Financial Officer and
    John E. Crawford                   Secretary (PRINCIPAL
                                       FINANCIAL AND ACCOUNTING OFFICER)


/s/ DAVID S. KABAKOFF, PH.D.           Chairman of the Board of                     August 16, 1996
- ------------------------------------   Directors
    David S. Kabakoff, Ph.D.


/s/  THOMAS S. EDGINGTON, M.D.
- ------------------------------------
    Thomas S. Edgington, M.D.          Director                                     August 16, 1996


/s/  JOHN H. FRIED, PH.D.              Director                                     August 16, 1996
- ------------------------------------
    John H. Fried, Ph.D.


/s/  THEODOR H. HEINRICHS              Director                                     August 16, 1996
- ------------------------------------
    Theodor H. Heinrichs


/s/  M. BLAKE INGLE, PH.D.             Director                                     August 16, 1996
- ------------------------------------
    M. Blake Ingle, Ph.D.


/s/  MICHAEL SORELL, M.D.              Director                                     August 16, 1996
- ------------------------------------
    Michael Sorell, M.D.


/s/ W. LEIGH THOMPSON, JR. M.D.,PH.D   Director                                     August 16, 1996
- ------------------------------------
    W. Leigh Thompson, Jr., M.D., Ph.D.
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                                        4.


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

Signature                                   Title                                        Date
- ---------                                   -----                                        ----


/s/  GERALD VAN ACKER                  Director                                     August 16, 1996
- ------------------------------------
    Gerard Van Acker


/s/  NICOLE VITULLO                    Director                                     August 16, 1996
- ------------------------------------
    Nicole Vitullo

                                        5.

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